Business Combinations	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Combinations
5.    BUSINESS COMBINATIONS
On March 1, 2021, substantially all of the assets of the Company’s European joint venture with Ford Motor Company [“Ford”], GFT, were distributed to either Ford or the Company, which resulted in the Company recording an $18 million gain
[note 2]
. As part of the distribution, the Company received GFT’s
non-controlling
interest in a Chinese joint venture controlled by the Company, a facility in Europe and net cash of $94 million.
On January 1, 2021, the Company acquired a 65% equity interest and a controlling financial interest in Hongli, a China-based supplier of seat structures and related systems. The acquisition included an additional 15% equity interest in two entities that were previously equity accounted for by the Company. On the change in basis of accounting, the Company recognized a $22 million gain
[note 2]
. The total purchase price was $95 million [net of $17 million cash acquired]. The acquisition resulted in the recognition of goodwill of $90 million, intangible assets of $53 million and debt of $45 million.
During 2020, the governing documents related to GJT were revised to extend the term of the venture and grant additional rights to the Company, resulting in a controlling financial interest. Accordingly, the Company recorded a $239 million disposition of its equity method investment and began consolidating the entity on December 29, 2020. The transaction was accounted for as a business combination, which primarily resulted in the recognition of cash of $98 million, fixed assets of $211 million, minority interest of $122 million and other net assets of $52 million. The change in the method of accounting for the entity did not have an impact on the Company’s results of operations.